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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 4, 1998
                       (Date of earliest event reported)

                         MORTGAGE CAPITAL FUNDING, INC.

                                   (SPONSOR)

(Issuer in Respect of Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2)

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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             Delaware                   333-24489        13-3408716
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        (STATE OR OTHER JURIS-         (COMMISSION     (I.R.S. EMPLOYER
        DICTION OF ORGANIZATION)        FILE NO.)      IDENTIFICATION NO.)

           399 Park Avenue, New York, New York             10043
           -----------------------------------             -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


       Registrant's Telephone Number, including area code (212) 559-6899


         ---------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.        Other Events.

                         MORTGAGE CAPTIAL FUNDING, INC.
           Multifamily/Commercial Mortgage Pass-Through Certificates,

                                Series 1998-MC2
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      Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets and Collateral Term Sheets (each as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citibank, N.A. and J.P.Morgan Securities Inc. that are required to be filed pursuant to such letters.













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                                 EXHIBIT INDEX

Exhibit No.                                                        Page No.
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      I        Computational Materials/Structural and Collateral
               Term Sheets prepared by Citibank, N.A. and
               J.P. Morgan Securities Inc.



























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      MORTGAGE CAPITAL FUNDING, INC.
      (Registrant)

      By: /s/ Richard L. Jarocki, Jr.
          ------------------------------
              Richard L. Jarocki, Jr.
              President

Dated: June 4, 1998
















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